UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2019

South Plains Financial, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-38895	75-2453320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5219 City Bank Parkway Lubbock, Texas	79407
(Address of principal executive offices)	(Zip Code)

(806) 792-7101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	SPFI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 12, 2019, pursuant to the previously announced Agreement and Plan of Merger, dated as of July 25, 2019 (the “Merger Agreement”), by and between South Plains Financial, Inc., a Texas corporation (the “Company”), SPFI Merger Sub, Inc., a Texas corporation (“Merger Sub”), City Bank, a Texas banking association (“City Bank”) and West Texas State Bank, a Texas banking association (“WTSB”), Merger Sub merged with and into WTSB, with WTSB continuing as the surviving entity (the “Merger”).  Immediately after the Merger, WTSB merged with and into City Bank, with City Bank continuing as the surviving entity.

Pursuant to the terms and conditions set forth in the Merger Agreement, WTSB shareholders were paid an aggregate of $76.1 million in cash merger consideration.  Each outstanding share of WTSB common stock, par value $5.00 per share, held immediately prior to the effective time of the Merger was converted into the right to receive $566.73 in cash.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated by reference in this Current Report on Form 8-K as Exhibit 2.1.

Item 8.01	Other Events.

On November 12, 2019, the Company issued a press release announcing the completion of the Merger.  A copy of the press release announcing the closing of the Merger is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

2.1
Agreement and Plan of Merger, by and between South Plains Financial, Inc., SPFI Merger Sub, Inc., City Bank and West Texas State Bank, dated as of July 25, 2019 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2019) (schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K; the registrant agrees to furnish copies of any such omitted schedules or exhibits to the Securities and Exchange Commission upon request).

99.1	Press release issued by South Plains Financial, Inc. announcing the completion of the acquisition of West Texas State Bank, dated November 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH PLAINS FINANCIAL, INC.

Dated: November 12, 2019	By:	/s/ Curtis C. Griffith
Curtis C. Griffith
Chairman and Chief Executive Officer